UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549

                      ________________


                          FORM 8-K
                       CURRENT REPORT


         REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) January 24, 1997


           NATIONAL PATENT DEVELOPMENT CORPORATION
     (Exact Name of Registrant as Specified in Charter)



Delaware                           1-7234              13-1926739
________________________________________________________________________
(State or Other                 (Commission         (IRS Employers
Jurisdiction of                  File Number)       Identification No.)
Incorporation)



9 West 57 Street, New York, New York                         10019
________________________________________________________________________
(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code       (212) 826-8500




________________________________________________________________________
    (Former Name or Former Address, if Changed Since Last Report)



Item 2.   Acquisition or Disposition of Assets

     On January 24, 1997, National Patent Development Corporation ("NPDC") announced that the merger of a wholly-owned subsidiary of NPDC and General Physics Corporation ("General Physics") was finalized, pursuant to which General Physics became a wholly-owned subsidiary of NPDC. Under the terms of the Merger Agreement, holders of General Physics Common Stock will be receiving .60 shares of NPDC Common Stock for each share of General Physics Common Stock. Stockholders of NPDC and General Physics voted to approve the merger at special stockholders meetings held on January 23, 1997 in Columbia, Maryland.


Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired
(incorporated by reference to the Registrant's Joint Proxy
Statement/Prospectus filed on Form S-4 on December 19,
1996).

     (b) Pro Forma Financial Information (incorporated by reference to the Registrant's Joint Proxy
Statement/Prospectus filed on Form S-4 on December 19, 1996).


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NATIONAL PATENT DEVELOPMENT CORPORATION


                         By:  Scott N. Greenberg
                              Vice President and
                              Chief Financial Officer

Date:     January 28, 1997